SUMMARY PROSPECTUS

JANUARY 29, 2019

CLASS N SHARES

Nicholas II, Inc. NNTWX

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker - dealer or bank. Instead, the reports will be made available on the Fund s website, www.nicholasfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker - dealer or bank); direct shareholders may call the Fund at 1- 800- 544- 6547.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker - dealer or bank); direct shareholders may call the Fund at 1- 800- 544- 6547. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Before you invest, you may want to review the Fund s prospectus, which contains more information about the Fund and its risks. You can find the Fund s prospectus and other information about the Fund online at www.nicholasfunds.com/prospectus.html. You can also get this information at no cost by calling 800- 544- 6547 or by sending an e- mail request to ShareholderServices@nicholasfunds.com. This Summary Prospectus incorporates by reference the Fund s Prospectus, dated January 29, 2019 and Statement of Additional Information, dated January 29, 2019.

Investment Objective

The Fund strives to increase the value of your investment over the long- term ( long- term growth ).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)	Class N
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Wire Redemption Fee	$15.00
Exchange Fee	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.52%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.93%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
	One	Three	Five	Ten
	Year	Years	Years	Years

The Example assumes that you invest $10,000 in
the Fund for the time periods indicated and then
redeem all of your shares at the end of those
periods. The Example also assumes that your
investment has a 5% return each year and that
the Fund s operating expenses remain the same.
Although your actual costs may be higher or
lower, based on these assumptions, your costs
would be:	$95	$296	$515	$1,143

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio) . A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses in the example, affect the Fund s performance. During the most recent fiscal year, the Fund s portfolio turnover rate was 26.63% of the average value of the portfolio.

Principal Investment Strategies

To pursue the Fund s investment objective of long - term growth, it primarily invests in common stocks of domestic corporations with medium- sized market capitalizations believed to have growth potential. The Fund believes a company s annual sales volume and the market capitalization (the number of shares outstanding multiplied by the per share price) are the factors most illustrative of a company s size. In distinguishing company size in terms of sales volume, the Fund considers a company s sales volume relative to peer companies in the company s industry. In terms of market capitalization, the Fund generally considers companies with market capitalizations up to $ 3 billion as small, between $3 billion and $25 billion as medium, and greater than $25 billion as large. To a lesser extent, the Fund may invest in companies with small and large market capitalizations. The Fund looks for established companies with the potential for superior growth in sales and earnings in a diversified group of industries. The Fund s investment philosophy is basically a long- term growth philosophy, based upon the assumption that if a company achieves superior growth in sales and earnings, eventually the company s stock will achieve superior performance. It is anticipated that a major portion of the Fund s portfolio will be invested in common stocks of the types of companies, and in the manner, as described above.

Principal Risks of Investing

As with any mutual fund, the Fund cannot guarantee that it will achieve its goals or that its performance will be positive over any period of time. The Fund s investments change in value. Consequently, the value of your Fund shares may change. If the value of the Fund shares or the values of the Fund s investments go down, you may lose money.

The principal risks of investing in the Fund are:

  Market Risk Market risk involves the possibility that the value of the Fund s investments will fluctuate as the stock market fluctuates over short- or longer-term periods. Common stock prices tend to be more volatile than other investment choices.
  Portfolio-Specific Risk From time to time, the value of an individual company may decline due to a particular set of circumstances affecting that company, its industry or certain companies within the industry, while having little or no impact on other similar companies within the industry. Because the Fund will invest most of its assets in the securities of mid-cap companies and to a lesser extent, small-cap companies, the Fund may face additional risks. Small- to mid- cap companies often have a limited market for their securities and limited financial resources, and

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  are usually more affected by changes in the economy. Securities of small to medium capitalization companies also often fluctuate in price more than common stocks of larger capitalization companies.
  Selection Risk The Fund also faces selection risk, which is the risk that the stocks the Fund purchases will underperform markets or other mutual funds with similar investment objectives and strategies.

Since there are risks inherent in all investments in securities, there is no assurance that the Fund s objectives will be achieved.

Performance

The bar chart shown below provides some indication of the risks of investing in the Fund. The chart shows the variability of the total return of the Fund s shares for the last ten calendar years (1) . Updated performance information for the Fund is available on our website at www.nicholasfunds.com.

(1)	The Fund s fiscal year end is September 30. As reflected in the bar chart, the Fund s year-to-date return as of December 31, 2018 was -5.06%.

For the ten calendar year periods shown in the above bar chart, the highest quarterly return was 14.80% (for the quarter ended June 30, 2009) and the lowest quarterly return was - 17.79% (for the quarter ended September 30, 2011) .

This next table shows how the average annual total returns for the one, five and ten year periods ending on December 31, 2018 (the Fund s most recently completed calendar year), compared to the returns of broad measures of market performance and the performance average of similar mutual funds. The table also shows the average annual total returns for the Fund after taxes on distributions and after taxes on distributions and the redemption of all of your Fund shares. After - tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after - tax returns depend on an investor s tax situation and may differ from those shown. After - tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One	Five	Ten
	Year	Year	Year

Nicholas II, Inc.
Return Before Taxes	-5.06%	6.74%	12.58%
Return After Taxes on Distributions	-7.59%	4.51%	10.98%
Return After Taxes on Distributions
and Sale of Fund Shares	-1.25%	5.12%	10.40%
Russell Midcap Growth Index
(reflects no deduction for fees, expenses or taxes)	-4.75%	7.42%	15.12%
Russell Midcap Index
(reflects no deduction for fees, expenses or taxes)	-9.06%	6.26%	14.03%
Morningstar Mid-Cap Growth Category
(reflects no deduction for taxes)	-6.65%	5.61%	13.16%

Of course, the Fund s past performance (before and after taxes) is no guarantee of its future returns.

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Investment Adviser

Nicholas Company, Inc. serves as the Fund s investment adviser (the Adviser ).

Portfolio Manager

Mr. David O. Nicholas is President, a Director and Lead Portfolio Manager of the Fund and is primarily responsible for the day- to- day management of the Fund s portfolio. Mr. Nicholas has been Portfolio Manager of the Fund since 1993. Mr. Brian J. Janowski has been Co- Portfolio Manager of the Fund since April 2018.

Purchase and Sale of Fund Shares

The minimum initial investment for the Class N shares of the Fund is $500. The minimum subsequent investment is $100 except for those shareholders participating in an automatic investment plan established with the Fund, the minimum is $50.

The Fund s shares are redeemable. Generally, shareholders may redeem some or all of their shares without charge by the Fund on any day when the New York Stock Exchange is open by written request, by telephone request by calling 800- 544- 6547, by accessing your account online at www.nicholasfunds.com or by wire transfer.

Tax Information

Shareholders may receive distributions from the Fund of ordinary income dividends and capital gains, which may be taxable to shareholders.

Payments to Broker- Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker - dealer or other financial intermediary (such as a bank or financial adviser), the Fund and its related companies may pay that intermediary for the sale of Fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker - dealer or other intermediary to recommend the Fund over another investment. Ask your intermediary or visit your intermediary s website for more information.

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